Exhibit 10.2

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of December 6, 2023, by and among KINETIK HOLDINGS LP, a Delaware limited partnership (the “Borrower”), solely for purposes of Section 5 hereto, Kinetik Holdings Inc., a Delaware corporation (the “Borrower Parent”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), and each of the financial institutions party hereto as Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, each of the other agents from time to time party thereto (the “Agents”) and the Existing Lenders and the Exiting Lender are party to that certain Credit Agreement, dated as of June 8, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the First Amendment Effective Date referred to below, the “Credit Agreement”, and as amended by this First Amendment, the “Amended Credit Agreement”), pursuant to which the Existing Lenders have made certain credit available to and on behalf of the Borrower;

WHEREAS, the Borrower desires to (a) extend the Maturity Date under the Credit Agreement by one year, (b) provide for an additional automatic six-month extension of the Maturity Date if certain criteria are met and (c) amend certain provisions of the Credit Agreement in connection with the foregoing as set forth herein; and

WHEREAS, in order to effect the foregoing, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. Unless otherwise indicated, all references to sections in this First Amendment refer to sections in the Amended Credit Agreement. For the purposes of this First Amendment, the following terms shall have the following meanings:

“Agent-Related Person” has the meaning assigned to such term in Section 7 hereto.

“Assigning Lenders” has the meaning assigned to such term in Section 7 hereto.

“Existing Lenders” means, collectively, PNC Bank, National Association, Truist Bank, Bank of America, N.A., MUFG Bank Ltd., Wells Fargo Bank, N.A., The Toronto-Dominion Bank, New York Branch, Mizuho Bank, Ltd., The Bank of Nova Scotia, Houston Branch, CoBank, ACB, Capital One, National Association, U.S. Bank National Association, Sumitomo Mitsui Banking Corporation, ING Bank N.V., Susser Bank, and Trustmark National Bank.

“Exiting Lender” means Credit Suisse AG, New York Branch.

SECTION 2. Amendments to Credit Agreement. Subject to satisfaction of the condition of effectiveness set forth in Section 3 of this First Amendment, on the First Amendment Effective Date:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

“Additional Maturity Date Extension Requirements” means, in each case, prior to June 8, 2026 (i) the aggregate principal amount of the outstanding Loans is equal to or less than $1,000,000,000 but greater than $0.00, (ii) the Borrower has paid all Extension Fees in full and (iii) no Default or Event of Default is continuing.

“Additional Maturity Extension Trigger Date” means the date on which the aggregate principal amount of the outstanding Loans is equal to or less than $1,000,000,000 but greater than $0.00.

“Extension Fees” means the fees to be paid to the Administrative Agent, for the account of each of the Lenders that have outstanding Loans on the Additional Maturity Extension Trigger Date, in an aggregate amount equal to 0.05% of the outstanding Loans of each such Lender as of the Additional Maturity Extension Trigger Date.

“First Amendment” means the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the Borrower Parent, the Administrative Agent, and each of the Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending the following definition to read as follows:

“Maturity Date” means June 8, 2026; provided that, upon satisfaction by the Borrower of all of the Additional Maturity Date Extension Requirements, “Maturity Date” shall mean December 8, 2026.

SECTION 3. Conditions Precedent to the First Amendment Effective Date. This First Amendment shall become effective on the date when each of the following conditions shall have been satisfied (or waived in accordance with Section 10.2 of the Credit Agreement): (the “First Amendment Effective Date”):

(a) the Borrower, the Administrative Agent and each of the Lenders shall have duly executed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent (or its counsel);

(b) on the First Amendment Effective Date, the Borrower shall have made a prepayment of the outstanding Loans in an aggregate principal amount of no less than $500,000,000;

(c) the Administrative Agent shall have received from each of Borrower and Borrower Parent a certificate, dated the First Amendment Effective Date, of the Secretary or Assistant Secretary of such Person (or the general partner of such Person) as to (i) resolutions of its governing board, then in full force and effect authorizing the execution, delivery and performance of this First Amendment and each other Loan Document to be executed by it; (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Loan Document executed by it; and (iii) its certificate of formation or articles of incorporation and limited partnership agreement or bylaws; upon which certificates each Lender may conclusively rely until it shall have received a further certificate of an authorized officer of such Person canceling or amending such prior certificate;

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(d) the Administrative Agent shall have received an opinion, dated the First Amendment Effective Date, addressed to the Administrative Agent, the other Agents, and all Lenders, from Vinson & Elkins LLP, counsel to Borrower and Borrower Parent, in form and substance reasonably acceptable to the Administrative Agent;

(e) the Administrative Agent shall have received and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act and the Beneficial Ownership Regulation;

(f) the Administrative Agent shall have received for its own account, or for the account of each Lender, and other Agent, as the case may be, all fees and expenses (in the case of expenses, to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date (except as otherwise reasonably agreed by the Borrower)) required to be paid under the Credit Agreement and pursuant to the Senior Unsecured Term Loan Credit Facility First Amendment Engagement Letter dated as of November 20, 2023, by and among the Borrower, PNC Capital Markets LLC and PNC Bank, National Association; and

(g) on the First Amendment Effective Date immediately prior to and immediately after giving effect to this First Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties made by any Credit Party set forth in Article III of the Credit Agreement or in any other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.

The Administrative Agent is hereby authorized and directed to close this First Amendment when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.2 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

SECTION 4. Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this First Amendment, the Borrower and the Borrower Parent each hereby represents and warrants that, immediately prior to and immediately after giving effect to this First Amendment:

(a) the execution, delivery and performance by the Borrower and the Borrower Parent of this First Amendment has been duly authorized by all necessary corporate or other organizational action;

(b) neither the execution or delivery of this First Amendment nor the performance of this First Amendment or the Amended Credit Agreement by the Borrower and the Borrower Parent, as applicable, will (i) contravene the terms of the Borrower’s or the Borrower Parent’s certificate of formation or other organizational documents, (ii) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower Parent, the Borrower or any Subsidiary; or (iii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any Subsidiary (other than as permitted by Section 7.1 of the Credit Agreement);

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(c) this First Amendment has been duly executed and delivered by the Borrower and the Borrower Parent and each of this First Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of the Borrower and the Borrower Parent, enforceable against the Borrower and the Borrower Parent, as applicable, in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing;

(d) no Default or Event of Default has occurred and is continuing; and

(e) the representations and warranties made by any Credit Party set forth in Article III of the Credit Agreement or in any other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date.

SECTION 5. Reaffirmation and Acknowledgment of Parent Guarantee. Borrower Parent acknowledges this First Amendment, and notwithstanding anything herein to the contrary, acknowledges and agrees that the Parent Guarantee shall remain in full force and effect and will continue in accordance with its terms after giving effect to the First Amendment.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the First Amendment Effective Date, (i) this First Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents and (ii) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement;

(b) the Credit Agreement and each of the other Loan Documents (in each case, as amended hereby) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed; and

(c) the execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Concerning the Assignment of Existing Loans.

(a) The Administrative Agent, the Existing Lenders, the Exiting Lender and the Borrower hereby consent to the reallocation of the Loans of the Existing Lenders that are outstanding immediately prior to giving effect to the First Amendment as set forth on Annex I attached hereto as set forth herein. The Administrative Agent, the Existing Lenders, the Exiting Lender and the Borrower hereby waive (i) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (ii) the payment of any processing and recordation fee to the Administrative Agent. In connection herewith, on the First Amendment Effective Date, the Exiting Lender irrevocably sells and assigns at par to the Existing Lenders, and each Existing Lender hereby irrevocably

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purchases and assumes from the Exiting Lender, as of the First Amendment Effective Date, so much of the Exiting Lender’s Loans and rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Exiting Lender against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that immediately after giving effect to the First Amendment on the First Amendment Effective Date, each Existing Lender’s Loans and Applicable Percentage of such outstanding Loans, and rights and obligations as a Lender, shall be equal to its Applicable Percentage and Loans as set forth on Annex I attached hereto, and the Exiting Lender shall have no Applicable Percentage of outstanding Loans. Each Existing Lender and the Exiting Lender agree that the provisions of the form of Assignment and Assumption attached as Exhibit B to the Credit Agreement shall apply to it as applicable depending on whether it is the assignee or assignor of such “Loans” as applicable. Each party hereto agrees to execute an Assignment and Assumption to give effect to the foregoing if requested by the Administrative Agent or the Borrower. For the avoidance of doubt, the Exiting Lender is executing this First Amendment solely in its capacity as the Exiting Lender.

(b) Upon the First Amendment Effective Date, (i) all Loans of the Existing Lenders outstanding immediately prior to the First Amendment Effective Date shall be, and hereby are, restructured, rearranged and continued as provided in this First Amendment and shall continue as Loans of each Existing Lender under the Credit Agreement pursuant to this First Amendment and (ii) the Exiting Lender shall be repaid, in the form of a wire transfer from the Administrative Agent, (A) all of its outstanding Loans immediately prior to the First Amendment Effective Date and (B) all accrued interest then owed to the Exiting Lender based on the Loans of the Exiting Lender outstanding immediately prior to the First Amendment Effective Date.

SECTION 8. Waiver of Breakage Costs. In connection with the payment referred to in Section 3(b) of this First Amendment, each Existing Lender and the Exiting Lender agrees to waive any compensation for break funding required under Section 2.16 of the Credit Agreement.

SECTION 9. Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or by email as a “.pdf” or “.tif” attachment or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of a manually executed counterpart of this First Amendment and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this First Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KINETIK HOLDINGS LP, a Delaware limited partnership

By:	Kinetik Holdings GP LLC, its general partner

	By:	/s/ Jamie Welch
	Name:	Jamie Welch
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

ACKNOWLEDGED AND AGREED SOLELY FOR PURPOSES OF SECTION 5 HERETO:

KINETIK HOLDINGS INC., a Delaware corporation

By:	/s/ Jamie Welch
Name:	Jamie Welch
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, and as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

Mizuho Bank, Ltd., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

MUFG BANK, LTD., as a Lender

By:	/s/ Edward Andrew
Name:	Edward Andrew
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

TRUIST BANK, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Emily Board
Name:	Emily Board
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

CoBank, ACB, as a Lender

By:	/s/ Connor Schrotel
Name:	Connor Schrotel
Title:	Executive Director

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

Capital One, National Association as a Lender

By:	/s/ Kristin Oswald
Name:	Kristin Oswald
Title:	Senior Director

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Luke S. Fernie
Name:	Luke S. Fernie
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

ING Capital LLC, as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Catharina van der Woude
Name:	Catharina van der Woude
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

Susser Bank, as a Lender

By:	/s/ Mike Chryssikos
Name:	Mike Chryssikos
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

Trustmark National Bank, as a Lender

By:	/s/ Michael Londono
Name:	Michael Londono
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

CREDIT SUISSE AG, New York Branch, as Exiting Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Heesu Sin
Name:	Heesu Sin
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT – KINETIK HOLDINGS LP]

ANNEX I

LOANS

Lenders	LOANS OF EXISTING LENDERS AND EXITING LENDER IMMEDIATELY PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE		LOANS AS OF THE FIRST AMENDMENT EFFECTIVE DATE[1]		APPLICABLE PERCENTAGE OF LOANS AS OF THE FIRST AMENDMENT EFFECTIVE DATE[2]
PNC Bank, National Association		$205,000,000.00		$142,500,000.00	9.50000000%
Bank of America, N.A.		$150,000,000.00		$110,000,000.00	7.33333333%
Mizuho Bank, Ltd.		$150,000,000.00		$110,000,000.00	7.33333333%
MUFG Bank, Ltd.		$150,000,000.00		$110,000,000.00	7.33333333%
The Bank of Nova Scotia, Houston Branch		$150,000,000.00		$110,000,000.00	7.33333333%
The Toronto-Dominion Bank, New York Branch		$165,000,000.00		$110,000,000.00	7.33333333%
Truist Bank		$155,000,000.00		$110,000,000.00	7.33333333%
Wells Fargo Bank, N.A.		$150,000,000.00		$110,000,000.00	7.33333333%
CoBank, ACB		$300,000,000.00		$300,000,000.00	20.00000000%
Capital One, National Association		$100,000,000.00		$75,000,000.00	5.00000000%
Sumitomo Mitsui Banking Corporation		$100,000,000.00		$75,000,000.00	5.00000000%
U.S. Bank National Association		$100,000,000.00		$75,000,000.00	5.00000000%
ING Capital LLC		$50,000,000.00		$37,500,000.00	2.50000000%
Susser Bank		$15,000,000.00		$15,000,000.00	1.00000000%
Trustmark National Bank		$10,000,000.00		$10,000,000.00	0.66666667%
Credit Suisse AG, New York Branch		$50,000,000.00		$0.00	0.00000000%
Total:	US$	2,000,000,000.00	US$	1,500,000,000.00	100.00000000%

[1]	Loan amounts immediately after giving effect to the First Amendment.
[2]	Percentages immediately after giving effect to the First Amendment.